               CHEM MET SERVICES COMBINED ENTITIES
                 UNAUDITED COMBINED BALANCE SHEET
                          March 31, 1999
                      (Amounts In Thousands)

                                                 March 31,         Sept. 30,
                                                   1999              1998
____________________________________________________________________________
ASSETS
Current Assets:
   Cash and cash equivalents                        $184             $334
   Restricted Cash equivalents and investments       471              495
   Accounts Receivable, net of allowance
      for doubtful accounts                        4,937            5,043
   Inventories
   Prepaid Expenses                                   28               28
   Other Receivables                                  20               26
                                                   _____            _____
          Total Current Assets                     5,640            5,926
                                                   _____            _____

Property and equipment,
   Net of accumulated depreciation                 6,508            6,636
                                                   _____            _____

Intangibles and other assets:
   Permits, net of accumulated amortization
   Note Receivable - Officer                       1,065            1,065
   Goodwill, net of accumulated amortization          30               30
   Other assets                                        1                6
                                                  ______           ______

   Total other assets                              1,096            1,101
                                                  ______           ______

          Total Assets                           $13,244          $13,663
                                                  ======           ======

               CHEM MET SERVICES COMBINED ENTITIES
                 UNAUDITED COMBINED BALANCE SHEET
                          March 31, 1999
                      (Amounts In Thousands)


                                                 March 31,         Sept. 30,
                                                   1999              1998
____________________________________________________________________________
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Accounts Payable                               $1,515            $1,638
  Accounts Payable-Intercompany                       0                 0
  Accrued Expenses                                1,203             1,078
  Current portion of settlements payable          1,044             1,044
  Current portion of long-term debt               2,355             2,482
                                                 ______             _____
          Total current liability                 6,117             6,242
                                                 ______             _____
Long-term Liabilities:
  Environmental accruals                          4,430             4,430
  Accrued closure costs                             450               450
  Long-term debt, less current portion            1,425             1,554
  Long-term portion of settlements payable          192               264
                                                 ______             _____
           Total long-term liabilities            6,497             6,698
                                                 ______             _____
Stockholder's Equity
  Preferred Stock
  Common Stock                                      77                 77
  Redeemable warrants
  Additional paid-in capital
  Accumulated Deficit                              553                646
                                                ______             ______
Total stockholder's equity                         630                723
                                                ______             ______
Total liabilities and stockholder's equity     $13,244            $13,663
                                                ======             ======

CHEM MET SERVICES COMBINED ENTITIES
CONSOLIDATED STATEMENTS OF OPERATIONS



                                 Three Months Ended        Six Months Ended
                                      March 31                 March 31
(Amounts in Thousands,           __________________        __________________
Except for Share Amounts)        1999          1998        1999          1998
_____________________________________________________________________________

Net Revenues                    $5,079        $5,503      $10,966     $10,755

Cost of Goods Sold               3,607         3,359        7,124       6,501
                                ______        ______       ______      ______

          Gross Profit           1,472         2,144        3,842       4,254


Selling, General and
   Administration                1,756         1,653        3,481       3,124

Depreciation and Amortization      138           150          288         285
                                ______        ______       ______      ______

Income (Loss) from Operations     (422)          341           73         845

Other Income (Expense):

Interest Income                     50            (6)          54          21

Interest Expense                   (63)          (86)        (167)       (163)

Other                              (21)            0           (4)          0
                                ______        ______       ______      ______

Net Income                        (456)          249          (44)        703
                                ======        ======       ======      ======


CHEM MET SERVICES COMBINED ENTITIES
STATEMENT OF CASH FLOWS


                                                         Six Months Ended
                                                             March 31,
(Amounts in Thousands,                                   _________________
 Except for Share Amounts)                                1999       1998
_____________________________________________________________________________

Cash flows from operating activities:
  Net income (loss) from continuing operations            (44)        703
  Adjustments to reconcile net income (loss) to
     cash provided by continuing operations:
          Depreciation and amortization                   288         285
          Provision for bad debt and other re              --          --
          Gain on sale of plant, property and              --          --
  Changes in assets and liabilities
          Accounts receivable                             106      (1,084)
          Prepaid expenses, inventories and o               6          30
          Accounts payable and accrued expenses             2        (487)
                                                         ____        ____
Net cash provided by continuing operations                358        (553)
                                                         ____        ____
Cash flows from investing activities:
  Purchases of property and equipment, net               (160)         --
  Proceeds from sale of property and equipment             --          --
  Change in restricted cash, net                          (24)        (63)
                                                         ____        ____
Net cash used in investing activities                    (184)        (63)
                                                         ____        ____
Cash flow as from financing activities:
  Long-term financing new equipment                       160          --
  Principal repayments on long-term debt                   (3)         --
  Proceeds from issuance of stock                          --          --
                                                         ____        ____
Net cash used in financing activities                     157           0
                                                         ____        ____

Increase (Decrease) in cash                               331        (616)

Cash Beginning                                            334         600
                                                         ____        ____
Cash Ending                                              $665        ($16)
                                                         ====        ====